UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 22, 2023
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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 23A Serangoon North Avenue 5, #01-01, Singapore 554369
1005 Virginia Dr., Fort Washington, PA 19034
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Without Par Value	KLIC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 22, 2023, the Board of Directors (the “Board”) of Kulicke and Soffa Industries, Inc. (the “Company”) appointed Ms. Denise M. Dignam to the Board, effective as of August 22, 2023, to serve until the 2025 annual meeting of shareholders. Ms. Dignam has also been appointed to serve on the Nominating and Governance Committee.
In connection with her appointment as a director, Ms. Dignam will receive an initial grant of common shares equal to $19,286. As a member of our Board, Ms. Dignam will also receive an annual retainer of $65,000, plus an additional $5,000 annually for her membership on our Nominating and Corporate Governance Committee, to be paid in four equal installments on the first calendar day of each calendar quarter. Ms. Dignam will also receive an annual grant of common shares equal to $180,000, paid in four equal installments on the first calendar day of each fiscal quarter.
There are no transactions in which Ms. Dignam had or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Ms. Dignam and any other persons pursuant to which she was selected as a director.

Item 7.01 Regulation FD Disclosure
On August 23, 2023, the Company issued press releases regarding the matters discussed in Items 5.02 and 8.01 of this Current Report on Form 8-K. Copies of these press releases are furnished as Exhibits 99.1 and 99.2 to this report, respectively.
The information furnished in this Item 7.01 and Item 9.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the rules and regulations of the SEC thereunder, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 8.01 Other Events
On August 23, 2023, the Company announced that the Board has declared and authorized a quarterly dividend of $0.19 per share of common stock. The dividend payment will be made on October 10, 2023 to holders of record as of September 21, 2023.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release Announcing Appointment of New Director dated August 23, 2023
99.2	Press Release Announcing Quarterly Dividend dated August 23, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: August 23, 2023	By:	/s/ LESTER WONG
	Name:	Lester Wong
	Title:	Executive Vice President and Chief Financial Officer (principal financial officer and principal accounting officer)